Investor Presentation FEBRUARY 21, 2023

Forward Looking Statements This investor presentation contains statements reflecting our views about the future performance of Hostess Brands, Inc. and its subsidiaries (referred to as “Hostess Brands” or the “Company”) that constitute “forward-looking statements” that involve substantial risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “believes,” “expects,” “intends,” “estimates,” “projects,” “anticipates,” “will,” “plan,” “may,” “should,” or similar language. Statements addressing our future operating performance and statements addressing events and developments that we expect or anticipate will occur are also considered forward-looking statements. All forward looking statements included herein are made only as of the date hereof. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. These statements inherently involve risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include, but are not limited to, maintaining, extending and expanding the Company’s reputation and brand image; leveraging the Company’s brand value to compete against lower-priced alternative brands; the ability to pass cost increases on to our customers; correctly predicting, identifying and interpreting changes in consumer preferences and demand and offering new products to meet those changes; protecting intellectual property rights; operating in a highly competitive industry; the ability to maintain or add additional shelf or retail space for the Company’s products; the ability to identify or complete strategic acquisitions, alliances, divestitures or joint ventures; our ability to successfully integrate, achieve expected synergies and manage our acquired businesses and brands; the ability to integrate and manage capital investments; the ability to manage changes in our manufacturing processes resulting from the expansion of our business and operations, including with respect to cost-savings initiatives and the introduction of new technologies and products; the ability to drive revenue growth in key products or add products that are faster-growing and more profitable; volatility in commodity, energy, and other input prices due to inflationary pressures and the ability to adjust pricing to cover increased costs; loss of one or more of our co-manufacturing arrangements; significant changes in the availability and pricing of transportation; negative impacts of climate change; dependence on major customers; increased labor and employee related costs; strikes or work stoppages; product liability claims, product recalls, or regulatory enforcement actions; the ability to produce and successfully market products with extended shelf life; dependence on third parties for significant services; unanticipated business disruptions; adverse impact or disruption to our business caused by pandemics or outbreaks of highly infectious or contagious diseases; disruptions in global economy due to the Russia and Ukraine conflict; geographic focus could make the Company particularly vulnerable to economic and other events and trends in North America; consolidation of retail customers; unsuccessful implementation of business strategies to reduce costs; increased costs to comply with governmental regulation; failures, unavailability, or disruptions of the Company’s information technology systems; dependence on key personnel or a highly skilled and diverse workforce; the Company’s ability to finance indebtedness on terms favorable to the Company; and other risks as set forth from time to time in the Company’s Securities and Exchange Commission filings. The long-term algorithms contained in this presentation are goals that are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and are based on assumptions with respect to future actions which are subject to change. Industry and Market Data In this Investor Presentation, Hostess Brands relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Hostess Brands obtained this information and statistics from third-party sources, including reports by market research firms, such as Nielsen. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess. Hostess Brands has supplemented this information where necessary with information from discussions with Hostess customers and its own internal estimates, taking into account publicly available information about other industry participants and Hostess Brands’ management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures Adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted net income, adjusted net income margin, adjusted diluted shares and adjusted EPS collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net revenue, gross profit, operating income, net income, net income attributed to Class A stockholders, diluted shares outstanding or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP financial measures exclude certain items included in the comparable GAAP financial measure. This Investor Presentation also includes non-GAAP financial measures, including earnings before interest, taxes, depreciation, amortization and other adjustments to eliminate the impact of certain items that we do not consider indicative of our ongoing performance (“Adjusted EBITDA”) and Adjusted EBITDA Margin. Adjusted EBITDA Margin represents Adjusted EBITDA divided by adjusted net revenues. Hostess Brands believes that these Non-GAAP Financial Measures provide useful information to management and investors regarding certain financial and business trends relating to Hostess Brands’ financial condition and results of operations. Hostess Brands’ management uses these Non-GAAP Financial Measures to compare Hostess Brands’ performance to that of prior periods for trend analysis, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Hostess Brands believes that the use of these Non-GAAP Financial Measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Hostess Brands does not consider these Non-GAAP Financial Measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore Hostess Brands’ Non-GAAP Measures may not be directly comparable to similarly titled measures of other companies. The Company does not provide a reconciliation of the forward-looking information to the most directly comparable GAAP measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Totals in this Investor Presentation may not add up due to rounding. 2 Disclaimer

Key Takeaways 3  Third straight year of double-digit growth with net revenue growth of 18.9% in 2022  9.2% Hostess Brands’ point-of-sale growth in Sweet Baked Goods and 28.2% Voortman® branded growth in Cookies during the fourth quarter*  Ranked #1 in sweet baked category innovation retail sales with innovation sales contributing 4% of the category’s 2022 growth*  Pricing actions and enhanced focus on revenue growth management and productivity to mitigate inflation and supply chain fragility  Disciplined capital allocation with $130 million of share buyback and $100 million in debt paydown in 2022 while continuing to invest for future growth  Introducing full year 2023 guidance reflecting strong execution and continued profitable growth momentum *Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category and Cookie Category. Point of Sale, 13 weeks and 52 weeks ending 12/31/2022 vs comparable prior year period.

Top-tier Net Revenue Growth 12th Straight Quarter of 9%+ Net Revenue Growth Adjusted Net Revenue is a non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Net revenue compared to the following peer group: BGS, BRBR, CAG, CPB, FLO, GIS, HAIN, HRL, HSY, JJSF, K, KHC, LANC, LW, MDLZ, MKC, NOMD, PEP, POST, SJM, SMPL, THS per Factset 9.3% 9.1% 14.8% 18.1% 9.0% 10.8% 10.4% 16.1% 25.1% 16.8% 20.2% 14.2% Q1 '20 Q2 '20 Q3' 20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4' 22 Quarterly Adjusted Net Revenue Growth 4

5 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Outstanding Full Year Financial Performance Strong Execution in a Dynamic Operating Environment $0.25 $0.25 Q4 2021 Q4 2022 $73.2 $75.1 Q4 2021 Q4 2022 $297.2 $339.5 Q4 2021 Q4 2022 Net Revenue (in millions) Adjusted EBITDA (in millions) Adjusted EPS $0.88 $0.98 FY 2021 FY 2022 $268.8 $294.1 FY 2021 FY 2022 $1,142.0 $1,358.2 FY 2021 FY 2022 4th Q ua rt er Fu ll Y ea r

Three Months Ended Twelve Months Ended December 31, Change December 31, Change ($ in millions) 2022 2021 $ % 2022 2021 $ % Sweet Baked Goods $303.4 $266.6 $36.8 13.8% $1,210.5 $1,025.5 $185.0 18.0% Cookies 36.1 30.6 5.5 18.0% 147.7 116.5 31.2 26.8% Total Net Revenue $339.5 $297.2 $58.2 14.2% $1,358.2 $1,142.0 $216.2 18.9% 6 Revenue Growth Driven by Hostess® and Voortman® 18%+ Organic Growth Across our Portfolio of Sweet Baked Goods and Cookies

Positive Price/Mix Driving Revenue Growth 7 Maintaining Volume While Implementing Incremental Pricing to Offset Inflation in 2022 14.2% Organic Net Revenue Growth 18.9% Organic Net Revenue Growth 20.5% 2.6% 16.3% (6.3)% 4th Quarter Full Year

$402 $439 $36 $46 Q4 2021 Q4 2022 Continued POS Dollar Growth Across Portfolio 8 Outstanding Execution Drives Point-of-Sale Growth in the Sweet Baked Goods and Cookie Categories 19.5% 19.9% Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category and Cookie Category. Point of Sale, 13 weeks ending 1/1/22 and 12/31/22. 28.2% 9.2% Point-of-Sale Growth growth growth Cookies Sweet Baked Goods (in millions)

10.6% 22.2% 7.7% 26.1% 9 Single-Serve and Multi-Pack Point-of-Sale Growth in Q4 Multi-Pack Point-of-Sale Single-Serve Point-of-Sale Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale, 13 weeks ending 1/1/22 and 12/31/22. Q4 2021 Q4 2022 Single-serve 2 year stacked growth 33.8% Multi-pack 2 year stacked growth 32.8% Solid Growth in Both At-Home and Immediate Consumption Occasions Q4 2021 Q4 2022 26.7%

10 Holding Market Share in Volatile Environment Market Share (SBG) (52 weeks) Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of sale and share changes for the 52 weeks ending 1/1/22 and 12/31/22. Sugar Free POS up 29%, Growing Market Share of Cookies Sub- category by Nearly 600 bps! 21.3% 21.2% FY ‘21 FY ‘22 1.9% 2.1% FY ‘22FY ‘21 Market Share (Cookies) (52 weeks) SBG Market Share up over 170 Basis Points on Two-Year Basis

Consistent Track Record of Point-of-Sale Growth 11 Outstanding Execution Drives Growth in Sweet Baked Goods Category Market Share (52 weeks) 18.0% 19.6% 19.5% 21.3% 21.2% 2018 2019 2020 Point-of-Sale (52 weeks, in millions) $1,143 $1,276 $1,355 $1,551 $1,805 2018 2019 2020 20212021 Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 1/5/19, 1/4/20, 1/2/21, 1/1/22, and 12/31/22. Prior period Nielsen data was adjusted to exclude the Cloverhill® and Big Texas® brands in the periods they were not owned by Hostess (2018). 2022 2022

12 Ranked #1 in SBG Category Innovation Retail Sales Leading Innovation Sales in All Channels Source: Nielsen, Total Nielsen Universe for the Company within the SBG Category. Point of Sale and Market Share, 52 weeks ending 12/24/22. Highest share of innovation in category at 44% Innovation sales contributed 21% of our POS growth Hostess® has 10 of the top 20 new items

Brand Activation is Fueling Consumer Interest 13 High impulse snacking categories High margin branded business Disciplined, test and learn approach High ROI Advertising Spend Increasing Top-of-Mind Awareness and Consideration Supported Strong Bouncers Innovation Launch in Q4

Executing on Key Capital Allocation Priorities 14 Flexibility to Invest in Growth and Generate Shareholder Value 4.0x** 3.3x Support Core Growth Targeted M&A Return Capital to Shareholders Manage Net Leverage $130.5 million capital expenditures in 2022, including investment in new bakery to support continued growth Net Leverage reduced from 3.1x to 2.9x at end of 2022 Growth-oriented branded targets, that expand our capabilities in the snacking universe $130.1 million of share repurchases in 2022 1 2 3 4

Consolidated Financial Results 15 Delivering Double-Digit Net Revenue Growth for the Quarter and Full Year Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” in the Appendix for an explanation of all non-GAAP financial measures and reconciliations to the comparable GAAP measures. Three Months Ended Twelve Months Ended December 31, Change December 31, Change ($ in millions, except per share data) 2022 2021 $ % 2022 2021 $ % Net Revenue $339.5 $297.2 $42.3 14.2% $1,358.2 $1,142.0 $216.2 18.9% Adjusted Gross Profit $123.1 $110.6 $12.5 11.3% $467.7 $410.7 $57.0 13.9% Adjusted Gross Margin 36.3% 37.2% (95bps) 34.4% 36.0% (152bps) Adjusted Operating Income $57.8 $56.9 $0.9 1.6% $225.5 $207.5 $18.0 8.7% Adjusted EBITDA $75.1 $73.2 $1.9 2.6% $294.1 $268.8 $15.3 9.4% Adjusted EBITDA Margin 22.1% 24.6% (249bps) 21.7% 23.5% (188bps) Adjusted EPS $0.25 $0.25 $0.00 0% $0.98 $0.88 $0.01 11.4%

Introducing 2023 Guidance ($ in millions, except EPS) 2023 Guidance Net Revenue Growth 4% - 6% Adjusted EBITDA $315 – $325 million (7% - 10% growth) Adjusted EPS $1.08 - $1.13 (10% - 15% growth) Capital Expenditures $150 - $170 million (Including Capacity Expansion) Income Tax Rate ~27% Weighted Average Shares Outstanding ~135 million 16 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures. See “Use of Non-GAAP Financial Measures” and the Appendix for an explanation of all non-GAAP financial measures. The Company does not provide a reconciliation of forward-looking financial expectations to the most directly comparable GAAP financial measure because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation; including adjustments that could be made for deferred taxes; remeasurement of the tax receivable agreement, transformation expenses and other non-operating gains or losses reflected in the Company's reconciliation of historic non- GAAP financial measures, the amount of which could be material. Please refer to the Reconciliation of Non-GAAP Financial Measures included in the Appendix for further information about the use of these measures.

Attractive Long-Term Growth Delivering Top-Tier Shareholder Returns Delivering Strong Growth While Maintaining our Industry-Leading Margins Mid-Single Digit 5-7% EPS Growth See "Forward Looking Statements." EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock compensation. See “Use of Non-GAAP Financial Measures.” 17 Organic Revenue Growth EBITDA Growth 7-9% Long-term Growth Algorithm

Appendix 18

Non-GAAP Reconciliations

	Three Months Ended December 31, 2022						Three Months Ended December 31, 2021					
	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS
GAAP results	$ 121.9	35.9%	$ 56.6	$ 32.9	9.7%	$ 0.24	$ 110.4	37.1%	$ 54.0	$ 36.5	12.3%	$ 0.25
Non-GAAP adjustments:												
Foreign currency remeasurement	-	-	-	(0.2)	-	-	-	-	-	(0.3)	(0.1)	-
Project consulting costs (1)	-	-	-	-	-	-	-	-	3.6	3.6	1.2	0.03
Tax receivable agreement remeasurement	-	-	-	-	-	-	-	-	(1.4)	(1.4)	(0.5)	-
Change in fair value of warrant liabilities	-	-	-	-	-	-	-	-	-	(1.2)	(0.4)	(0.01)
Accelerated depreciation related to network optimization	1.1	0.4	1.1	1.1	0.3	0.01	-	-	-	-	-	-
Other (2)	-	-	0.1	0.3	0.1	-	0.2	0.1	0.8	1.0	0.3	0.01
Remeasurement of tax liabilities	-	-	-	-	-	-	-	-	-	(3.4)	(1.1)	(0.02)
Tax impact of adjustments	-	-	-	(0.3)	(0.1)	-	-	-	-	(0.8)	(0.3)	(0.01)
Adjusted Non-GAAP results	$ 123.1	36.3%	$ 57.8	33.9	10.0	$ 0.25	$ 110.6	37.2%	$ 56.9	34.0	11.4	$ 0.25
Income tax				12.7	3.7					13.0	4.4	
Interest expense				11.3	3.3					9.9	3.3	
Depreciation & amortization				14.5	4.3					13.7	4.6	
Share-based compensation				2.9	0.8					2.6	0.9	
Adjusted EBITDA				$ 75.1	22.1%					$ 73.2	24.6%	

1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations.
2. In 2022, costs related to certain corporate initiatives, of which $0.1 million is included in general and administrative expenses and $0.2 million is included in other expense (income) on the consolidated statement of operations. In 2021, costs related to certain corporate initiatives, including $0.5 million of Voortman acquisition related costs. Of the total $1.0 million, $0.2 million is included in cost of goods sold, $0.6 million is included in general and administrative and $0.2 million is included in other expense (income) on the consolidated statement of operations.

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Non-GAAP Reconciliations

	Twelve Months Ended December 31, 2022						Twelve Months Ended December 31, 2021					
	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS	Gross Profit	Gross Margin	Operating Income	Net Income	Net Income Margin	Diluted EPS
GAAP results	$ 465.7	34.3%	$ 220.3	$ 164.2	12.1%	$ 1.19	$ 410.0	35.9%	$ 200.7	$ 119.3	10.4%	$ 0.86
Non-GAAP adjustments:												
Foreign currency remeasurement	-	-	-	0.6	-	0.01	-	-	-	(0.5)	-	-
Project consulting costs (1)	-	-	3.9	3.9	0.3	0.03	-	-	6.1	6.1	0.5	0.04
Tax receivable agreement remeasurement	-	-	(0.9)	(0.9)	(0.1)	(0.01)	-	-	(1.4)	(1.4)	(0.1)	(0.01)
Change in fair value of warrant liabilities	-	-	-	-	-	-	-	-	-	(0.6)	-	-
Insurance proceeds (2)	-	-	-	(33.0)	(2.3)	(0.24)	-	-	-	-	-	-
Accelerated depreciation related to network optimization	1.9	0.1	1.9	1.9	0.1	0.02	-	-	-	-	-	-
Other (3)	0.2	-	0.3	0.7	-	-	0.7	0.1	2.1	4.3	0.4	0.03
Remeasurement of tax liabilities	-	-	-	(2.2)	(0.2)	(0.02)	-	-	-	(3.3)	(0.3)	(0.03)
Discrete income tax expense	-	-	-	1.2	0.1	0.01	-	-	-	-	-	-
Tax impact of adjustments	-	-	-	(1.9)	(0.1)	(0.01)	-	-	-	(1.9)	(0.2)	(0.01)
Adjusted Non-GAAP results	$ 467.7	34.4%	$ 225.5	134.6	9.9	$ 0.98	$ 410.7	36.0%	$ 207.5	122.0	10.7	$ 0.88
Income tax				50.0	3.7					45.7	4.0	
Interest expense				41.0	3.0					39.8	3.5	
Depreciation & amortization				58.2	4.3					51.7	4.5	
Share-based compensation				10.5	0.8					9.6	0.8	
Adjusted EBITDA				$ 294.1	21.7%					$ 268.8	23.5%	

1. Project consulting costs are included in general and administrative on the condensed consolidated statement of operations.
2. Gain from receipt of insurance proceeds under the representation and warranty insurance policy purchased in connection with the Voortman acquisition in 2020 included in other expense (income) on the condensed consolidated statement of operations.
3. In 2022, costs related to certain corporate initiatives, of which $0.2 million is included in cost of goods sold, $0.1 million is included in general and administrative and $0.4 million is included in other expense (income) on the consolidated statement of operations. In 2021, costs related to certain corporate initiatives, including $2.8 million of Voortman acquisition related costs. Of the total $4.3 million, $0.7 million is included in cost of goods sold, $1.4 million is included in general and administrative and $2.2 million is included in other expense (income) on the consolidated statement of operations.

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